Exhibit 99.1
February 1, 2019

BBVA Compass reports fourth quarter results

•	Fourth quarter net income of $196 million brings full-year total to a record $763 million

◦
Net income up 13 percent[1] from a year ago and 31 percent[1] on a year-to-date basis after adjusting for a $121 million non-cash charge in the fourth quarter of 2017 related to the revaluation of net deferred tax assets mandated by the Tax Cuts and Jobs Act.

◦	Return on average assets and return on average tangible equity[2] for the quarter were 0.85 percent and 9.27 percent, respectively

•	Total revenue reaches all-time high; up 6 percent from prior year levels and 9 percent on a year-to-date basis

◦	Net interest income increases $79 million or 13 percent from year ago levels and $276 million or 12 percent on a year-to-date basis

◦	Percent net interest margin (FTE) up 15 basis points from year ago quarter, 10 basis points from third quarter 2018 levels and 20 basis points for the full-year of 2018

•	Noninterest expense growth well contained at 2 percent in 2018, including a 2 percent decrease in the fourth quarter of 2018

•	Revenue growth coupled with strong focus on expense management results in record operating income[2] of $351 million in the quarter and $1.3 billion for the year, both represent a 23 percent increase

•	Balance sheet activity supported by solid loan and deposit generation

◦	Total loans rise to $65.3 billion, up 6 percent year-over-year

◦	Newly funded customer loans of $5.6 billion in the quarter bring full-year total to a record $21.7 billion in 2018, up 18 percent from the prior year

◦	Total deposits of $72.2 billion, up 4 percent from a year ago levels

•	Credit quality metrics remain sound; allowance to loan ratio steady at 1.36 percent

◦	Nonperforming loan ratio ended the year at 1.24 percent

◦	Net charge-off ratio for 2018 at 51 basis points compared to 47 basis points in 2017

◦	Provision expense for the year exceeded net charge-offs by more than $42 million

BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income of $196 million for the fourth quarter of 2018, a 276 percent increase from the $52 million earned during the fourth quarter of 2017. Included in fourth quarter 2017 results is income tax expense of approximately $121 million related to the revaluation of net deferred tax assets at the lower statutory tax rate mandated by the Tax Cuts and Jobs Act (non-cash charge). Excluding the impact of this item, the year-over-year increase in net income for the fourth quarter of 2018 compared to adjusted net income1 of $173 million for the fourth quarter of 2017 was 13 percent.
Net income for the full-year 2018 totaled $763 million, an increase of 66 percent from the $461 million earned during the full-year of 2017. Excluding the impact of the non-cash charge, the year-over-year increase in net income for the full-year of 2018 compared to adjusted net income1 of $582 million for the full-year of 2017 was 31 percent. The following table summarizes year-over-year comparisons on a reported and adjusted basis for certain key performance measures.

Impact of Tax Cuts and Jobs Act
Dollars in thousands (unaudited)
				Full Year
	4Q18	4Q17	% Change	2018	2017	% Change
Net Income:
As reported	$195,826	$52,072	276%	$763,429	$460,786	66%
Adjusted[1]	195,826	173,315	13	763,429	582,029	31

ROA:
As reported	0.85%	0.24%		0.85%	0.53%
Adjusted[1]	0.85	0.79		0.85	0.67

ROTE:[1]
As reported	9.27%	2.55%		9.28%	5.77%
Adjusted	9.27	8.48		9.28	7.28

“In 2018 BBVA Compass delivered record performance in many key financial metrics including new loan originations, total revenue, operating income and net income,” said Javier Rodríguez Soler, incoming president and CEO of BBVA Compass. “Equally important, this performance was accomplished while making great strides in our digital transformation efforts designed to drive new industry-leading product offerings, increase our digital sales capabilities and improve the customer experience. As we enter 2019 against a backdrop of economic uncertainty, we are confident that our vision and the culture we have instilled in our team members that empowers them to move our transformation forward will serve us well during various business cycles.”
Total revenue for the quarter was a record $953 million, an increase of 6 percent from fourth quarter 2017 levels. For the full-year 2018, total revenue was $3.7 billion (also a record), an increase of 9 percent from $3.4 billion in 2017. Fueling the growth was net interest income which totaled $682 million, up 13 percent from the fourth quarter of 2017 and 15 percent (annualized) on a linked quarter basis. The percent net interest margin in the fourth quarter was 3.37 percent, up 15 basis points from the fourth quarter of 2017 and 10 basis points from the third quarter of 2018. On a full-year basis, the percent net interest margin was 3.30 percent in 2018, an increase of 20 basis points from the comparable period in 2017.

Noninterest income for the quarter totaled $271 million, down 9 percent compared to the $297 million recorded in the fourth quarter of 2017. For the full-year of 2018, noninterest income totaled $1.1 billion, up 1 percent from prior year levels as several of our major fee-based businesses recorded positive performances. Particularly noteworthy were card and merchant processing fees (+37 percent), corporate and correspondent investment sales (+36 percent) and mortgage banking income (+87 percent). Conversely, weaker demand and economic conditions impacted investment banking and advisory fees (-25 percent) and money transfer income (-10 percent). Other income also recorded a decline in the quarter and for the year due in part to a decrease in syndication fees and other miscellaneous fees coupled with certain interchange fees being reclassified to card and merchant processing fees in 2018.
Overall expense growth was well contained as noninterest expense totaled $602 million, down 2 percent compared to the prior year quarter, and for the full-year of 2018 was up 2 percent. Revenue growth combined with the strong focus on expense management resulted in record operating income2 of $351 million in the quarter and $1.3 billion for the year, both represent a 23 percent increase over the respective prior year period.
Total loans at the end of the fourth quarter of 2018 were $65.3 billion, an increase of 6 percent from the $61.7 billion at the end of the fourth quarter of 2017.
“Loan production was brisk throughout our network as we funded a record $21.7 billion in customer loans during the year, an 18 percent increase over the prior year,” said Rodríguez Soler. “This enabled us to offset increased payoff activity as total commercial loans increased 5 percent in the aggregate, led by an 11 percent increase in commercial mortgages, while double-digit increases in credit cards, direct consumer lending and indirect auto lending resulted in an 8 percent increase in our consumer loan portfolio.”
Total deposits at the end of the fourth quarter of 2018 were $72.2 billion, a 4 percent increase from the $69.3 billion at the end of the fourth quarter of 2017. The loan to deposit ratio ended the quarter at 90 percent, up slightly from 89 percent a year ago.
“The overall health of our loan portfolio remains strong,” noted Rodríguez Soler. “And we are steadfast in our commitment to maintaining sound underwriting standards and reserve levels that adequately reflect the make-up of our loan portfolio, as well as economic conditions.”
Nonperforming loans as a percentage of total loans ended the year at 1.24 percent compared to 1.04 percent at the end of the third quarter of 2018 and 1.16 percent at the end of 2017. The uptick in nonperforming loans during the quarter was primarily due to three, unrelated commercial credits being placed on nonaccrual status. Net charge-offs as a percentage of average loans were 51 basis points for the full-year of 2018 compared to 47 basis points for the full-year of 2017. Provision expense for the year exceeded net charge-offs by more than $42 million while the allowance for loan losses as a percentage of total loans ended the year at 1.36 percent, relatively unchanged from prior year levels. Equally important, the coverage ratio of nonperforming loans at the end of the fourth quarter of 2018 was 109 percent compared to 117 percent at the end of the fourth quarter of 2017.
Total shareholder's equity at the end of the fourth quarter totaled $13.5 billion, a 4 percent increase from $13.0 billion at the end of the fourth quarter of 2017. The CET1 ratio stood at 12.00 percent3 at the end of the fourth quarter of 2018, up 20 basis points from the end of the fourth quarter of 2017. All of BBVA Compass’ regulatory capital ratios3 continue to significantly exceed the requirements under “well-capitalized” guidelines.
________________________
1 Adjusted net income, adjusted return on average assets and adjusted return on average tangible equity exclude the impact of the revaluation of net deferred tax assets mandated by the Tax Cuts and Jobs Act. These measures are non-GAAP financial measures we believe aid in understanding certain areas of our performance. The calculation of these measures is included on the page titled Non-GAAP Reconciliation.
2 Return on average tangible equity and operating income are non-GAAP financial measures that we believe aid in understanding certain areas of our performance. The calculation of these measures is included on the page titled Non-GAAP Reconciliation.
3 Regulatory capital ratios at December 31, 2018, are estimated.
FTE - fully taxable equivalent

Contact details:
Christina Anderson	Ed Bilek
External Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass is a Sunbelt-based financial institution that operates 644 branches, including 331 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 45 in Florida, 37 in Colorado and 18 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (6th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 8th nationally in terms of dollar volume of SBA loans originated in fiscal year 2018. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.

About BBVA Group
BBVA (NYSE: BBVA) is a customer-centric global financial services group founded in 1857. The Group has a strong leadership position in the Spanish market, is the largest financial institution in Mexico, it has leading franchises in South America and the Sunbelt Region of the United States; and it is also the leading shareholder in Garanti, Turkey’s biggest bank for market capitalization. Its diversified business is focused on high-growth markets and it relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. More information about BBVA Group can be found at bbva.com.

On April 5, 2018, BBVA filed its annual report on Form 20-F for the year ended December 31, 2017, with the U.S. Securities and Exchange Commission. A copy can be accessed on the BBVA website at https://shareholdersandinvestors.bbva.com/the-share/adrs-english/. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2017, including complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2018, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,		%	Years Ended December 31,		%
	2018	2017	Change	2018	2017	Change
EARNINGS SUMMARY
Net interest income	$682,188	$603,545	13	$2,606,578	$2,330,167	12
Noninterest income [a]	270,606	297,169	(9)	1,056,909	1,042,942	1
Total revenue [a]	952,794	900,714	6	3,663,487	3,373,109	9
Investment securities gain, net	—	—	—	—	3,033	(100)
Provision for loan losses	122,147	58,835	108	365,420	287,693	27
Noninterest expense	601,992	615,828	(2)	2,349,960	2,311,587	2
Pretax income	228,655	226,051	1	948,107	776,862	22
Income tax expense	32,829	173,979	(81)	184,678	316,076	(42)
Net income	$195,826	$52,072	276	$763,429	$460,786	66
Adjusted net income [b]	$195,826	$173,315	13	$763,429	$582,029	31

SELECTED RATIOS
Return on average assets	0.85%	0.24%		0.85%	0.53%
Return on average assets- adjusted [b]	0.85	0.79		0.85	0.67
Return on average tangible equity [b]	9.27	2.55		9.28	5.77
Return on average tangible equity- adjusted [b]	9.27	8.48		9.28	7.28
Average common equity to average assets	14.41	14.82		14.52	14.63
Average loans to average total deposits	91.88	89.96		90.89	90.68
Common equity tier 1 capital (CET1) [c]	12.00	11.80		12.00	11.80
Tier I capital ratio [c]	12.33	12.15		12.33	12.15
Total capital ratio [c]	14.49	14.36		14.49	14.36
Leverage ratio [c]	10.03	9.98		10.03	9.98
[a] Excludes net gain on sales of investment securities.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Year			Ending Balance
	Ended December 31,		%	Ended December 31,		%	December 31,		%
	2018	2017	Change	2018	2017	Change	2018	2017	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$65,287,838	$61,170,130	7	$63,761,869	$60,419,711	6	$65,255,320	$61,690,878	6
Total debt securities	13,614,503	13,104,177	4	13,406,533	12,776,615	5	13,866,829	13,265,725	5
Earning assets	81,661,049	77,204,217	6	80,237,817	77,745,063	3	81,831,522	78,359,040	4
Total assets	91,337,365	86,990,170	5	89,576,037	87,358,298	3	90,947,174	87,320,579	4
Noninterest bearing demand deposits	20,825,633	21,389,000	(3)	21,167,441	21,039,822	1	20,183,876	21,630,694	(7)
Interest bearing transaction accounts	34,783,054	33,059,701	5	34,197,814	32,783,151	4	36,277,316	33,743,887	8
Total transaction accounts	55,608,687	54,448,701	2	55,365,255	53,822,973	3	56,461,192	55,374,581	2
Total deposits	71,057,556	67,994,615	5	70,149,887	66,627,368	5	72,167,987	69,256,313	4
Shareholder's equity	13,420,931	13,150,577	2	13,266,930	13,035,797	2	13,512,529	13,013,310	4

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2018				2017
	December 31	September 30	June 30	March 31	December 31
NONPERFORMING ASSETS
Nonaccrual loans [a]	$751,486	$628,159	$662,991	$647,210	$658,865
Loans 90 days or more past due [b]	59,549	44,765	39,143	45,904	58,378
TDRs 90 days or more past due	411	444	491	700	751
Total nonperforming loans [a]	811,446	673,368	702,625	693,814	717,994
Other real estate owned, net (OREO)	16,869	18,706	16,499	16,147	17,278
Other repossessed assets	12,031	9,875	13,117	11,278	13,473
Total nonperforming assets	$840,346	$701,949	$732,241	$721,239	$748,745

TDRs accruing and past due less than 90 days	$109,190	$92,606	$99,251	$101,285	$100,492

Total nonperforming loans as a % of loans	1.24%	1.04%	1.11%	1.11%	1.16%
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.29	1.09	1.16	1.16	1.21
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructurings (TDRs).

	Three Months Ended
	2018				2017
	December 31	September 30	June 30	March 31	December 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$875,393	$860,000	$832,071	$842,760	$849,119
Net charge-offs (NCO)	112,298	79,571	63,351	67,718	65,194
Provision for loan losses	122,147	94,964	91,280	57,029	58,835
Balance at end of period	$885,242	$875,393	$860,000	$832,071	$842,760

Allowance for loan losses as a % of total loans	1.36%	1.36%	1.36%	1.34%	1.37%
Allowance for loan losses as a % of nonperforming loans [c]	109.09	130.00	122.40	119.93	117.38
Allowance for loan losses as a % of nonperforming assets [c]	105.34	124.71	117.45	115.37	112.56

Annualized as a % of average loans:
NCO - QTD	0.68	0.49	0.40	0.44	0.42
NCO - YTD	0.51	0.45	0.42	0.44	0.47
[c] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,
	2018			2017
	Average Balance	Income/Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$65,287,838	$799,829	4.86%	$61,170,130	$661,873	4.29%
Debt securities available for sale [a]	11,186,986	59,029	2.09	12,192,516	56,890	1.85
Debt securities held to maturity	2,740,315	21,376	3.09	1,056,906	9,508	3.57
Other earning assets [b]	2,758,708	20,044	2.88	2,929,910	11,849	1.60
Total earning assets [a]	81,973,847	900,278	4.36	77,349,462	740,120	3.80
Allowance for loan losses	(886,426)			(853,546)
Unrealized loss on debt securities available for sale	(312,798)			(145,245)
Other assets	10,562,742			10,639,499
Total assets	$91,337,365			$86,990,170

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,963,379	$15,349	0.76	$7,843,974	$7,995	0.40
Savings and money market accounts	26,819,675	72,530	1.07	25,215,727	34,463	0.54
Certificates and other time deposits	15,448,869	75,843	1.95	13,545,914	45,558	1.33
Total interest bearing deposits	50,231,923	163,722	1.29	46,605,615	88,016	0.75
FHLB and other borrowings	4,664,076	36,573	3.11	3,551,958	22,392	2.50
Federal funds purchased and securities sold under agreement to repurchase [b]	138,953	3,849	10.99	40,666	464	4.53
Other short-term borrowings	65,994	591	3.55	114,140	2,191	7.62
Total interest bearing liabilities	55,100,946	204,735	1.47	50,312,379	113,063	0.89
Noninterest bearing deposits	20,825,633			21,389,000
Other noninterest bearing liabilities	1,989,855			2,138,214
Total liabilities	77,916,434			73,839,593
Shareholder's equity	13,420,931			13,150,577
Total liabilities and shareholder's equity	$91,337,365			$86,990,170

Net interest income/ net interest spread		695,543	2.89%		627,057	2.91%
Net yield on earning assets			3.37%			3.22%

Total taxable equivalent adjustment		13,355			23,512

Net interest income		$682,188			$603,545
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Years Ended December 31,
	2018			2017
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$63,761,869	$2,960,170	4.64%	$60,419,711	$2,521,613	4.17%
Debt securities available for sale [a]	11,390,313	222,627	1.95	11,769,440	212,730	1.81
Debt securities held to maturity	2,298,737	67,347	2.93	1,120,472	39,128	3.49
Other earning assets [b]	3,069,415	66,792	2.18	4,548,737	79,712	1.75
Total earning assets [a]	80,520,334	3,316,936	4.12	77,858,360	2,853,183	3.66
Allowance for loan losses	(859,475)			(840,359)
Unrealized loss on debt securities available for sale	(282,517)			(113,297)
Other assets	10,197,695			10,453,594
Total assets	$89,576,037			$87,358,298

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,950,561	48,599	0.61	$7,858,504	27,206	0.35
Savings and money market accounts	26,247,253	224,009	0.85	24,924,647	107,106	0.43
Certificates and other time deposits	14,784,632	244,682	1.65	12,804,395	165,005	1.29
Total interest bearing deposits	48,982,446	517,290	1.06	45,587,546	299,317	0.66
FHLB and other borrowings	4,095,054	130,372	3.18	3,973,465	93,814	2.36
Federal funds purchased and securities sold under agreement to repurchase [b]	109,852	8,953	8.15	58,624	16,926	28.87
Other short-term borrowings	68,423	2,081	3.04	1,703,738	26,424	1.55
Total interest bearing liabilities	53,255,775	658,696	1.24	51,323,373	436,481	0.85
Noninterest bearing deposits	21,167,441			21,039,822
Other noninterest bearing liabilities	1,885,891			1,959,306
Total liabilities	76,309,107			74,322,501
Shareholder's equity	13,266,930			13,035,797
Total liabilities and shareholder's equity	$89,576,037			$87,358,298

Net interest income/ net interest spread		2,658,240	2.88%		2,416,702	2.81%
Net yield on earning assets			3.30%			3.10%

Total taxable equivalent adjustment		51,662			86,535

Net interest income		$2,606,578			$2,330,167
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Year Ended			Three Months Ended
	December 31,		%	2018				2017
	2018	2017	Change	December 31	September 30	June 30	March 31	December 31
NONINTEREST INCOME
Service charges on deposit accounts	$236,673	$222,110	7	$61,606	$60,325	$58,581	$56,161	$56,070
Card and merchant processing fees	174,927	128,129	37	46,982	44,219	44,048	39,678	33,380
Retail investment sales	112,652	109,214	3	24,476	28,286	29,782	30,108	26,338
Investment banking and advisory fees	77,684	103,701	(25)	15,286	13,956	24,546	23,896	24,957
Money transfer income	91,681	101,509	(10)	23,632	23,441	23,920	20,688	24,101
Asset management fees	43,811	40,465	8	10,909	11,143	10,989	10,770	10,303
Corporate and correspondent investment sales	51,675	38,052	36	10,774	12,490	16,355	12,056	11,803
Mortgage banking income	26,833	14,356	87	3,755	6,717	7,964	8,397	4,720
Bank owned life insurance	17,822	17,108	4	4,635	4,597	4,375	4,215	4,397
Other	223,151	268,298	(17)	68,551	53,285	49,459	51,856	101,100
	1,056,909	1,042,942	1	270,606	258,459	270,019	257,825	297,169
Investment securities gains, net	—	3,033	(100)	—	—	—	—	—
Total noninterest income	$1,056,909	$1,045,975	1	$270,606	$258,459	$270,019	$257,825	$297,169

NONINTEREST EXPENSE
Salaries, benefits and commissions	$1,154,791	$1,131,971	2	$285,820	$292,679	$286,852	$289,440	$296,146
Professional services	277,154	263,490	5	79,529	68,403	68,577	60,645	76,068
Equipment	257,565	247,891	4	66,806	63,739	63,660	63,360	63,200
Net occupancy	166,768	166,693	—	41,161	42,514	42,671	40,422	41,125
Money transfer expense	62,138	65,790	(6)	15,995	16,120	16,302	13,721	15,721
Marketing	48,866	52,220	(6)	15,884	12,381	11,814	8,787	7,950
Communications	30,582	20,554	49	9,241	10,827	5,251	5,263	4,970
Other	352,096	362,978	(3)	87,556	98,847	84,418	81,275	110,648
Total noninterest expense	$2,349,960	$2,311,587	2	$601,992	$605,510	$579,545	$562,913	$615,828

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2018	2017	2018	2017
NON-GAAP RECONCILIATION

Computation of Operating Income:
Net interest income (GAAP)	$682,188	$603,545	$2,606,578	$2,330,167
Plus: noninterest income (GAAP)	270,606	297,169	1,056,909	1,045,975
Less: noninterest expense (GAAP)	601,992	615,828	2,349,960	2,311,587
Plus: goodwill impairment (GAAP)	—	—	—	—
Operating income (non-GAAP)	$350,802	$284,886	$1,313,527	$1,064,555

Computation of Average Tangible Equity:
Total stockholder's equity (average) (GAAP)	$13,420,931	13,150,577	$13,266,930	13,035,797
Less: Goodwill and other intangibles (average) (GAAP)	5,039,847	5,039,014	5,039,974	5,043,805
Average tangible equity (non-GAAP) [B]	$8,381,084	8,111,563	$8,226,956	7,991,992
Net income (GAAP) [A]	$195,826	52,072	$763,429	460,786
Return on average tangible equity (non-GAAP) ([A]/[B], annualized)	9.27%	2.55%	9.28%	5.77%

Computation of Adjusted Net Income, Return on Average Assets and Return on Average Tangible Equity:
Net income (GAAP)	$195,826	$52,072	$763,429	$460,786
Plus: Revaluation of net deferred tax assets (GAAP)	—	121,243	—	121,243
Adjusted net income (non-GAAP) [C]	$195,826	173,315	763,429	582,029
Average assets (GAAP) [D]	91,337,365	86,990,170	89,576,037	87,358,298
Return on average assets - adjusted (non-GAAP) ([C]/[D], annualized)	0.85%	0.79%	0.85%	0.67%
Return on average tangible equity - adjusted (non-GAAP) ([C]/[B], annualized)	9.27	8.48	9.28	7.28

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (Dollars in thousands)

	At or Quarter Ended December 31, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$17,257	$11,784	$8,114	$400,389	$18,926	$26,105,849	$26,562,319	$38,786
Real estate – construction	218	8,849	544	2,851	116	1,984,959	1,997,537	(24)
Commercial real estate – mortgage	11,678	3,375	2,420	110,144	3,661	12,885,518	13,016,796	470
Residential real estate – mortgage	80,366	29,852	5,927	167,099	57,446	13,081,466	13,422,156	247
Equity lines of credit	14,007	5,109	2,226	37,702	—	2,688,173	2,747,217	(656)
Equity loans	3,471	843	180	10,939	26,768	256,413	298,614	(35)
Credit card	9,516	7,323	17,011	—	—	784,458	818,308	11,231
Consumer – direct	37,336	19,543	13,336	4,528	2,684	2,476,161	2,553,588	38,508
Consumer – indirect	100,434	32,172	9,791	17,834	—	3,609,788	3,770,019	23,771
Total loans	$274,283	$118,850	$59,549	$751,486	$109,601	$63,872,785	$65,186,554	$112,298
Loans held for sale	$—	$—	$—	$—	$—	$68,766	$68,766	$—

	At or Quarter Ended September 30, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$38,512	$16,416	$9,609	$290,239	$522	$26,300,781	$26,656,079	$13,975
Real estate – construction	3,252	5,278	532	12,882	121	2,096,427	2,118,492	(23)
Commercial real estate – mortgage	31,792	18,349	502	104,976	3,753	12,237,632	12,397,004	2,035
Residential real estate – mortgage	87,426	30,373	3,697	159,721	59,082	13,062,173	13,402,472	2,090
Equity lines of credit	13,556	4,298	1,186	35,125	—	2,655,566	2,709,731	(19)
Equity loans	2,082	1,042	241	10,378	28,383	266,712	308,838	45
Credit card	8,601	6,449	13,157	—	—	735,479	763,686	9,686
Consumer – direct	30,153	14,455	8,988	3,184	1,189	2,364,239	2,422,208	28,765
Consumer – indirect	86,310	23,587	6,853	11,654	—	3,550,365	3,678,769	23,017
Total loans	$301,684	$120,247	$44,765	$628,159	$93,050	$63,269,374	$64,457,279	$79,571
Loans held for sale	$—	$—	$—	$—	$—	$73,569	$73,569	$—

	At or Quarter Ended June 30, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$55,116	$12,405	$3,597	$323,287	$5,722	$26,248,260	$26,648,387	$10,567
Real estate – construction	579	163	540	13,289	125	2,115,565	2,130,261	287
Commercial real estate – mortgage	20,450	2,826	3,211	105,409	3,945	11,659,635	11,795,476	(5,505)
Residential real estate – mortgage	76,693	27,972	5,026	162,892	59,940	13,017,967	13,350,490	1,558
Equity lines of credit	10,661	4,384	2,191	34,269	237	2,627,974	2,679,716	453
Equity loans	3,519	882	306	10,153	29,303	281,302	325,465	(443)
Credit card	6,353	4,733	11,931	—	—	681,617	704,634	11,299
Consumer – direct	24,060	9,577	6,313	1,073	470	2,098,439	2,139,932	29,876
Consumer – indirect	79,600	22,616	6,028	12,619	—	3,395,753	3,516,616	15,259
Total loans	$277,031	$85,558	$39,143	$662,991	$99,742	$62,126,512	$63,290,977	$63,351
Loans held for sale	$—	$—	$—	$—	$—	$52,041	$52,041	$—

	At or Quarter Ended March 31, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$15,427	$12,230	$5,420	$284,699	$5,231	$26,036,120	$26,359,127	$8,395
Real estate – construction	450	240	1,918	14,183	129	2,139,936	2,156,856	(89)
Commercial real estate – mortgage	8,552	3,220	2,229	115,285	4,182	11,394,819	11,528,287	114
Residential real estate – mortgage	73,335	33,993	5,975	169,778	62,171	12,961,735	13,306,987	1,380
Equity lines of credit	12,063	4,611	2,371	36,350	236	2,602,229	2,657,860	160
Equity loans	4,495	983	379	11,429	29,546	297,705	344,537	(69)
Credit card	6,438	5,089	11,845	—	—	633,658	657,030	9,874
Consumer – direct	16,919	8,569	7,929	4,211	490	1,818,325	1,856,443	25,412
Consumer – indirect	77,153	21,092	7,838	11,275	—	3,223,376	3,340,734	22,541
Total loans	$214,832	$90,027	$45,904	$647,210	$101,985	$61,107,903	$62,207,861	$67,718
Loans held for sale	$—	$—	$—	$—	$—	$76,401	$76,401	$—

	At or Quarter Ended December 31, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$14,804	$3,753	$18,136	$310,059	$1,213	$25,401,984	$25,749,949	$13,320
Real estate – construction	12,293	70	1,560	5,381	101	2,254,134	2,273,539	(115)
Commercial real estate – mortgage	10,473	3,270	927	111,982	4,155	11,593,351	11,724,158	417
Residential real estate – mortgage	69,474	34,440	8,572	173,843	64,898	13,014,520	13,365,747	290
Equity lines of credit	10,956	7,556	2,259	34,021	237	2,598,076	2,653,105	871
Equity loans	4,170	657	995	11,559	30,105	315,778	363,264	87
Credit card	6,710	4,804	11,929	—	—	616,074	639,517	9,048
Consumer – direct	19,766	7,020	6,712	2,425	534	1,653,926	1,690,383	19,551
Consumer – indirect	92,017	26,460	7,288	9,595	—	3,028,746	3,164,106	21,725
Total loans	$240,663	$88,030	$58,378	$658,865	$101,243	$60,476,589	$61,623,768	$65,194
Loans held for sale	$—	$—	$—	$—	$—	$67,110	$67,110	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2018				2017
	December 31	September 30	June 30	March 31	December 31
Assets:
Cash and due from banks	$1,217,319	$1,122,747	$1,138,034	$1,098,345	$1,313,022
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	2,115,307	2,404,164	2,438,585	2,424,987	2,769,804
Cash and cash equivalents	3,332,626	3,526,911	3,576,619	3,523,332	4,082,826
Trading account assets	237,656	216,749	277,694	216,465	220,496
Debt securities available for sale	10,981,216	11,134,860	11,293,724	11,434,152	12,219,632
Debt securities held to maturity	2,885,613	2,490,568	2,198,186	1,975,729	1,046,093
Loans held for sale	68,766	73,569	52,041	76,401	67,110
Loans	65,186,554	64,457,279	63,290,977	62,207,861	61,623,768
Allowance for loan losses	(885,242)	(875,393)	(860,000)	(832,071)	(842,760)
Net loans	64,301,312	63,581,886	62,430,977	61,375,790	60,781,008
Premises and equipment, net	1,152,958	1,155,795	1,170,798	1,189,253	1,214,874
Bank owned life insurance	736,171	731,527	728,703	724,600	722,596
Goodwill	4,983,296	4,983,296	4,983,296	4,983,296	4,983,296
Other assets	2,267,560	2,152,495	2,042,624	2,109,484	1,982,648
Total assets	$90,947,174	$90,047,656	$88,754,662	$87,608,502	$87,320,579
Liabilities:
Deposits:
Noninterest bearing	$20,183,876	$20,968,391	$21,433,218	$21,792,498	$21,630,694
Interest bearing	51,984,111	49,409,666	48,714,490	48,147,914	47,625,619
Total deposits	72,167,987	70,378,057	70,147,708	69,940,412	69,256,313
FHLB and other borrowings	3,987,590	5,045,302	4,157,284	3,322,940	3,959,930
Federal funds purchased and securities sold under agreements to repurchase	102,275	78,004	185,511	5,933	19,591
Other short-term borrowings	—	68,714	81,547	29,999	17,996
Accrued expenses and other liabilities	1,176,793	1,135,092	991,968	1,165,079	1,053,439
Total liabilities	77,434,645	76,705,169	75,564,018	74,464,363	74,307,269
Shareholder’s Equity:
Preferred Stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,545,849	14,695,197	14,699,773	14,814,744	14,818,608
Retained deficit	(1,107,198)	(1,302,525)	(1,476,614)	(1,660,417)	(1,868,659)
Accumulated other comprehensive loss	(186,848)	(311,422)	(293,323)	(271,431)	(197,405)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	13,483,508	13,312,955	13,161,541	13,114,601	12,984,249
Noncontrolling interests	29,021	29,532	29,103	29,538	29,061
Total shareholder’s equity	13,512,529	13,342,487	13,190,644	13,144,139	13,013,310
Total liabilities and shareholder’s equity	$90,947,174	$90,047,656	$88,754,662	$87,608,502	$87,320,579

BBVA COMPASS BANCSHARES INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2018				2017
	December 31	September 30	June 30	March 31	December 31
Interest income:
Interest and fees on loans	$787,858	$751,470	$711,006	$663,935	$641,322
Interest on debt securities available for sale	59,028	53,201	53,792	56,602	56,883
Interest on debt securities held to maturity	19,993	16,110	13,062	12,426	6,555
Interest on trading account assets	704	833	924	750	1,005
Interest and dividends on other earning assets	19,340	17,449	14,916	11,875	10,843
Total interest income	886,923	839,063	793,700	745,588	716,608
Interest expense:
Interest on deposits	163,722	139,898	116,323	97,347	88,016
Interest on FHLB and other borrowings	36,573	37,131	31,912	24,756	22,392
Interest on federal funds purchased and securities sold under agreements to repurchase	3,849	3,169	1,399	536	464
Interest on other short-term borrowings	591	579	567	344	2,191
Total interest expense	204,735	180,777	150,201	122,983	113,063
Net interest income	682,188	658,286	643,499	622,605	603,545
Provision for loan losses	122,147	94,964	91,280	57,029	58,835
Net interest income after provision for loan losses	560,041	563,322	552,219	565,576	544,710
Noninterest income:
Service charges on deposit accounts	61,606	60,325	58,581	56,161	56,070
Card and merchant processing fees	46,982	44,219	44,048	39,678	33,380
Retail investment sales	24,476	28,286	29,782	30,108	26,338
Investment banking and advisory fees	15,286	13,956	24,546	23,896	24,957
Money transfer income	23,632	23,441	23,920	20,688	24,101
Asset management fees	10,909	11,143	10,989	10,770	10,303
Corporate and correspondent investment sales	10,774	12,490	16,355	12,056	11,803
Mortgage banking income	3,755	6,717	7,964	8,397	4,720
Bank owned life insurance	4,635	4,597	4,375	4,215	4,397
Other	68,551	53,285	49,459	51,856	101,100
Total noninterest income	270,606	258,459	270,019	257,825	297,169
Noninterest expense:
Salaries, benefits and commissions	285,820	292,679	286,852	289,440	296,146
Professional services	79,529	68,403	68,577	60,645	76,068
Equipment	66,806	63,739	63,660	63,360	63,200
Net occupancy	41,161	42,514	42,671	40,422	41,125
Money transfer expense	15,995	16,120	16,302	13,721	15,721
Marketing	15,884	12,381	11,814	8,787	7,950
Communications	9,241	10,827	5,251	5,263	4,970
Other	87,556	98,847	84,418	81,275	110,648
Total noninterest expense	601,992	605,510	579,545	562,913	615,828
Net income before income tax expense	228,655	216,271	242,693	260,488	226,051
Income tax expense	32,829	41,756	58,295	51,798	173,979
Net income	195,826	174,515	184,398	208,690	52,072
Less: net income attributable to noncontrolling interests	499	426	595	461	547
Net income attributable to BBVA Compass Bancshares, Inc.	$195,327	$174,089	$183,803	$208,229	$51,525